UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2026

UNITIL CORPORATION

(Exact name of registrant as specified in its charter)

New Hampshire	1-8858	02-0381573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Liberty Lane West, Hampton, New Hampshire	03842-1720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 772-0775

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	UTL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Amendment to Purchase Agreement

On May 6, 2025, Unitil Corporation, a New Hampshire corporation (the “Company”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) by and between the Company and Aquarion Water Authority, a public corporation and political subdivision of the state of Connecticut (“Seller”), and, solely with respect to Section 9.25 and Section 9.26 thereof, South Central Connecticut Regional Water Authority (“RWA”). Pursuant to the Purchase Agreement, the Company agreed to acquire all of the issued and outstanding shares of common stock of Aquarion Water Company of Massachusetts, Inc., Aquarion Water Company of New Hampshire, Inc., and Abenaki Water Co., Inc. from Seller (the “Acquisition”).

The Company previously disclosed a brief summary of the material terms and conditions of the Purchase Agreement in a Form 8-K dated May 6, 2025, which the Company filed with the Securities and Exchange Commission on May 12, 2025.

On January 23, 2026, the Company entered into an Amendment No. 1 to Purchase and Sale Agreement (the “Amendment”) by and between the Company, Seller and RWA. The Amendment, among other things, amends the definition of “Termination Date” in Section 8.1(d) of the Purchase Agreement by replacing the reference to “January 23, 2026” with “February 23, 2026”. Except as specifically modified and amended by the Amendment, the Purchase Agreement remains unchanged.

Neither the Company nor any of its controlled affiliates has any material relationship with Seller or RWA, other than with respect to the Purchase Agreement and the Amendment.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment attached hereto as Exhibit 2.1.

The Amendment has been included to provide investors with information regarding its terms. The Amendment is not intended to provide any factual information about the Company. The representations, warranties and covenants contained in the Amendment were made only for purposes of the Amendment and as of specific dates and were solely for the benefit of the parties to the Amendment. Moreover, the representations and warranties contained in the Amendment generally were made for the purpose of allocating contractual risk among the parties to the Amendment instead of establishing matters as facts, and may be subject to standards of materiality applicable to the parties to the Amendment that differ from those applicable to investors. Investors are not third-party beneficiaries under the Amendment and should not rely on the representations, warranties and covenants contained therein or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Additionally, information concerning the subject matter of the representations and warranties contained in the Amendment may change after the date of the Amendment, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit	Reference (1)

2.1	Amendment No. 1 to Purchase and Sale Agreement, dated as of January 23, 2026, by and among Unitil Corporation, Aquarion Water Authority and South Central Connecticut Regional Water Authority.	Filed herewith

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)	Filed herewith

(1)

The exhibits referred to in this column by specific designations and dates have heretofore been filed with or furnished to the Securities and Exchange Commission under such designations and are hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITIL CORPORATION

By:

/s/ Daniel J. Hurstak
Daniel J. Hurstak
Senior Vice President, Chief Financial Officer and Treasurer

Date: January 29, 2026